Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO THE
PURCHASE AND SALE AGREEMENT

THIS FOURTH AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of September 25, 2020, is entered into among each of the entities listed on the signature pages hereto as a New Originator (each a “New Originator”, and collectively, the “New Originators”), each of the entities listed on the signature pages hereto as an Existing Originator (each, an “Existing Originator” and collectively, the “Existing Originators” and together with the New Originators, collectively, the “Originators” and each, an “Originator”), and SYNEOS HEALTH, LLC (f/k/a INC RESEARCH, LLC) (“Syneos Health”), as servicer (in such capacity, the “Servicer”) and SYNEOS HEALTH RECEIVABLES LLC (the “Buyer”).

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Purchase and Sale Agreement described below.

BACKGROUND

A.The parties hereto (except the New Originators) have entered into a Purchase and Sale Agreement, dated as of June 29, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Purchase and Sale Agreement”).

B.Concurrently herewith, the Buyer, as borrower, the Servicer and PNC Bank, National Association, as administrative agent and as a lender (the “Administrative Agent”) are entering into that certain Ninth Amendment to the Receivables Financing Agreement, dated as of the date hereof (the “RFA Amendment”).

C.Concurrently herewith, the Borrower, the Servicer, the Administrative Agent and Bank of America, N.A. are entering into that certain Third Amendment to the Deposit Account Control Agreement, dated as of the date hereof.

D.Each of the New Originators desires to become an Originator under the Purchase and Sale Agreement pursuant to Section 4.3 of the Purchase and Sale Agreement.

E.The parties hereto desire to join each of the New Originators to the Purchase and Sale Agreement and to amend the Purchase and Sale Agreement as hereinafter set forth.

NOW THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.Amendments to the Purchase and Sale Agreement.  The Purchase and Sale Agreement is hereby amended as follows:

(a)With respect to each of the New Originators, each reference in the Purchase and Sale Agreement to “the Closing Date” or “the date hereof” when applicable to such New Originator shall be deemed to be a reference to “September 25, 2020”.

738117215 18569090

(b)With respect to the New Originators, each reference in the Purchase and Sale Agreement to “the Cut-Off Date” when applicable to the New Originator shall be deemed to be a reference to “August 31, 2020”.

(c)Section 1.5 of the Purchase and Sale Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following:

“It is the express intent of each Originator and the Buyer that each conveyance by such Originator to the Buyer pursuant to this Agreement of the Receivables, including without limitation, all Receivables, if any, constituting general intangibles as defined in the UCC, and all Related Rights be construed as an absolute, irrevocable, valid and perfected sale (or contribution) and absolute assignment (without recourse except as provided herein) of such Receivables and Related Rights by such Originator to the Buyer (rather than the grant of a security interest to secure a debt or other obligation of such Originator) and that the right, title and interest in and to such Receivables and Related Rights conveyed to the Buyer be prior to the rights of and enforceable against all other Persons at any time, including, without limitation, lien creditors, secured lenders, purchasers and any Person claiming through such Originator, and intend to treat each such conveyance as a “true sale” for all purposes under applicable law and accounting principles.”

(d)Section 3.2(c) of the Purchase and Sale Agreement is hereby amended and restated as follows:

“(c) Third, to the extent any portion of the Purchase Price remains unpaid, an Intercompany Loan shall automatically be made by such Originator to the Buyer with an initial principal amount equal to the lesser of (x) such remaining unpaid portion of such Purchase Price and (y) the maximum amount such that the Intercompany Loan Ratio shall not exceed 15%.”

(e)The proviso to Section 3.2 of the Purchase and Sale Agreement is hereby amended by adding “or in any way obligate any Originator to maintain or preserve the Buyer’s financial condition or cause the Buyer to achieve certain levels of operating results” at the end of such proviso.

(f)A new clause (vii) is hereby added to Section 6.1(b) of the Purchase and Sale Agreement to read as follows:

“(vii)Intercompany Loan Ratio.  That the Intercompany Loan Ratio equals or exceeds 15%.”

738117215 18569090	2

(g)Section 9.1(s) of the Purchase and Sale Agreement is hereby amended and restated as follows:

“(s)any liability under Section 5.03 of the Receivables Financing Agreement; provided that, the collective obligations of the Originators with respect to any liability pursuant to this clause (s) shall be limited to 10% of the Outstanding Balance as of the date any such liability accrues; or”

(h)Schedule I to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule I attached hereto.

(i)Schedule II to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule II attached hereto.

(j)Schedule III to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule III attached hereto.

(k)Schedule IV to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule IV attached hereto.

(l)Exhibit B to the Purchase and Sale Agreement is hereby amended by deleting the proviso in Section 2(b) of such Exhibit B and replacing such proviso with “provided, however, that no Intercompany Loan shall be made by the Intercompany Lender on any Payment Date if the Intercompany Loan Ratio would exceed 15% after giving effect thereto”.

SECTION 2.Joinder.  Each of the New Originators hereby absolutely and unconditionally agrees to become a party to the Purchase and Sale Agreement as an “Originator” thereunder and to be bound by all of the provisions thereof, including the provisions of Article IX thereof.  For greater certainty, each New Originator hereby acknowledges that pursuant to (i) Section 1.2 of the Purchase and Sale Agreement, on and after the date hereof it hereby sells all of its right, title and interest in, to and under the Receivables, the Related Rights with respect thereto and all proceeds of the foregoing to the Buyer and (ii) Section 1.5 of the Purchase and Sale Agreement, it has granted and hereby grants a security interest to Buyer in, to and under all of such New Originator’s right, title and interest in and to: (A) the Receivables and the Related Rights now existing and hereafter arising transferred or purported to be transferred by such New Originator under the Purchase and Sale Agreement, (B) all monies due or to become due and all amounts received with respect thereto and (C) all books and records of such New Originator to the extent related to any of the foregoing, to secure such New Originator’s obligations under the Purchase and Sale Agreement.  Upon effectiveness of this Amendment, each New Originator shall be an “Originator” for all purposes of the Purchase and Sale Agreement and each of the other Transaction Documents.  Each New Originator further acknowledges that it has received copies of the Purchase and Sale Agreement and the other Transaction Documents.  Each of the parties hereto hereby agrees that the provisions of this Amendment are in all material respects equivalent in form to the “Joinder Agreement” set forth as Exhibit C to the Purchase and Sale Agreement.

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SECTION 3.Representations and Warranties of the Originators.  Each Originator hereby represents and warrants as of the date hereof as follows:

(a)Representations and Warranties.  The representations and warranties made by it in the Purchase and Sale Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof.

(b)Enforceability.  The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Purchase and Sale Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Purchase and Sale Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with their terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(c)No Event of Default. No Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.

(d)Intercompany Loan Balances.  After giving effect to this Amendment and the sale of Receivables to the Buyer under the Purchase and Sale Agreement occurring on the date hereof, the ratio of (A) the aggregate outstanding principal balance of all Intercompany Loans on the date hereof to (B) the aggregate Purchase Price for all outstanding Receivables purchased on or prior to the date hereof does not exceed 5%.

SECTION 4.Effect of Amendment; Ratification.  All provisions of the Purchase and Sale Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Purchase and Sale Agreement (or in any other Transaction Document) to “the Purchase and Sale Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Purchase and Sale Agreement shall be deemed to be references to the Purchase and Sale Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Purchase and Sale Agreement other than as set forth herein. The Purchase and Sale Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 5.Effectiveness.  This Amendment shall become effective concurrently with the effectiveness of the RFA Amendment.

SECTION 6.Severability.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such

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prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.Transaction Document.  This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.

SECTION 8.Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 9.GOVERNING LAW AND JURISDICTION.

(a)THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(b)EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BUYER, THE ORIGINATORS AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BUYER, THE SERVICER, ANY ORIGINATOR OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  NOTHING IN THIS SECTION 9 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BUYER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.  EACH OF THE BUYER, EACH ORIGINATOR AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE

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FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.  THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 10.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Purchase and Sale Agreement or any provision hereof or thereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

SYNEOS HEALTH, LLC,
as the Servicer and as an Existing Originator

By:	/s/ Jason Meggs
Name:	Jason Meggs
Title:	Chief Financial Officer

INVENTIV COMMERCIAL SERVICES, LLC,
as an Existing Originator

By:	/s/ Jason Meggs
Name:	Jason Meggs
Title:	Chief Financial Officer

ADDISON WHITNEY LLC,
as a New Originator

By:
Name:
Title:

BIOSECTOR 2 LLC,
as a New Originator

By:
Name:
Title:

738117215 18569090	S- 1	Fourth Amendment to the Purchase and Sale Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

SYNEOS HEALTH, LLC,
as the Servicer and as an Existing Originator

By:
Name:	Jason Meggs
Title:	Chief Financial Officer

INVENTIV COMMERCIAL SERVICES, LLC,
as an Existing Originator

By:
Name:	Jason Meggs
Title:	Chief Financial Officer

ADDISON WHITNEY LLC,
as a New Originator

By:	/s/ Sara Epstein
Name:	Sara Epstein
Title:	Vice President and Assistant Secretary

BIOSECTOR 2 LLC,
as a New Originator

By:	/s/ Sara Epstein
Name:	Sara Epstein
Title:	Vice President and Assistant Secretary

738117215 18569090	S- 1	Fourth Amendment to the Purchase and Sale Agreement

CADENT MEDICAL COMMUNICATIONS, LLC,
as a New Originator

By:	/s/ Sara Epstein
Name:	Sara Epstein
Title:	Vice President and Assistant Secretary

CHAMBERLAIN COMMUNICATIONS GROUP LLC,
as a New Originator

By:	/s/ Sara Epstein
Name:	Sara Epstein
Title:	Vice President and Assistant Secretary

CHANDLER CHICCO AGENCY, L.L.C.,
as a New Originator

By:	/s/ Sara Epstein
Name:	Sara Epstein
Title:	Vice President

GERBIG, SNELL/WEISHEIMER ADVERTISING, LLC,
as a New Originator

By:	/s/ Sara Epstein
Name:	Sara Epstein
Title:	Vice President and Assistant Secretary

738117215 18569090	S- 2	Fourth Amendment to the Purchase and Sale Agreement

SYNEOS HEALTH MEDICAL COMMUNICATIONS, LLC,
as a New Originator

By:	/s/ Sara Epstein
Name:	Sara Epstein
Title:	Vice President and Assistant Secretary

NAVICOR GROUP, LLC,
as a New Originator

By:	/s/ Sara Epstein
Name:	Sara Epstein
Title:	Vice President and Assistant Secretary

PALIO + IGNITE, LLC,
as a New Originator

By:	/s/ Sara Epstein
Name:	Sara Epstein
Title:	Vice President and Assistant Secretary

THE SELVA GROUP, LLC
as a New Originator

By:	/s/ Sara Epstein
Name:	Sara Epstein
Title:	Vice President and Assistant Secretary

738117215 18569090	S- 3	Fourth Amendment to the Purchase and Sale Agreement

SYNEOS HEALTH COMMUNICATIONS, INC.,
as a New Originator

By:	/s/ Sara Epstein
Name:	Sara Epstein
Title:	Vice President and Secretary

TAYLOR STRATEGY PARTNERS, LLC,
as a New Originator

By:	/s/ Sara Epstein
Name:	Sara Epstein
Title:	Vice President and Assistant Secretary

738117215 18569090	S- 4	Fourth Amendment to the Purchase and Sale Agreement

SYNEOS HEALTH RECEIVABLES LLC,
as the Buyer

By:	/s/ Robert Parks
Name:	Robert Parks
Title:	President

738117215 18569090	S- 5	Fourth Amendment to the Purchase and Sale Agreement

Consented to:

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By:	/s/ Christopher Blaney
Name:	Christopher Blaney
Title:	Senior Vice President

738117215 18569090	S- 6	Fourth Amendment to the Purchase and Sale Agreement

Schedule I

LIST AND LOCATION OF EACH ORIGINATOR

Originator	Location
Syneos Health, LLC	Delaware
inVentiv Commercial Services, LLC	New Jersey
Addison Whitney LLC	North Carolina
BioSector 2 LLC	New York
Cadent Medical Communications, LLC	Ohio
Chamberlain Communications Group LLC	Delaware
Chandler Chicco Agency, L.L.C.	New York
Gerbig, Snell/Weisheimer Advertising, LLC	Ohio
Syneos Health Medical Communications, LLC	Ohio
Navicor Group, LLC	Ohio
Palio + Ignite, LLC	Ohio
Syneos Health Communications, Inc.	Ohio
The Selva Group, LLC	Ohio
Taylor Strategy Partners, LLC	Ohio

738117215 18569090	Schedule I-1	Purchase and Sale Agreement (QINC)

Schedule II

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location of Books and Records
Syneos Health, LLC	1030 Sync Street, Morrisville, NC 27560
inVentiv Commercial Services, LLC	470 Atlantic Avenue, 11th Floor, Boston, MA 02210
Addison Whitney LLC	470 Atlantic Avenue, 11th Floor, Boston, MA 02210
BioSector 2 LLC	470 Atlantic Avenue, 11th Floor, Boston, MA 02210
CADENT MEDICAL COMMUNICATIONS, LLC	470 Atlantic Avenue, 11th Floor, Boston, MA 02210
Chamberlain Communications Group LLC	470 Atlantic Avenue, 11th Floor, Boston, MA 02210
CHANDLER CHICCO AGENCY, L.L.C.	470 Atlantic Avenue, 11th Floor, Boston, MA 02210
GERBIG, SNELL/WEISHEIMER ADVERTISING, LLC	470 Atlantic Avenue, 11th Floor, Boston, MA 02210
Syneos Health Medical Communications, LLC	470 Atlantic Avenue, 11th Floor, Boston, MA 02210
NAVICOR GROUP, LLC	470 Atlantic Avenue, 11th Floor, Boston, MA 02210
Palio + Ignite, LLC	470 Atlantic Avenue, 11th Floor, Boston, MA 02210
Syneos Health Communications, Inc.	470 Atlantic Avenue, 11th Floor, Boston, MA 02210
THE SELVA GROUP, LLC	470 Atlantic Avenue, 11th Floor, Boston, MA 02210
Taylor Strategy Partners, LLC	470 Atlantic Avenue, 11th Floor, Boston, MA 02210

738117215 18569090	Schedule II-1	Purchase and Sale Agreement (QINC)

Schedule III

TRADE NAMES

Syneos Health, LLC

Syneos Health, LLC was formerly known as INC Research, LLC, INC Research, Inc., and Integrated Neuroscience Consortium, Inc.

Syneos Health has been used as a trade name since January 4, 2018.

Syneos Health, LLC has qualified to do business in the State of California.

inVentiv Commercial Services, LLC

inVentiv Commercial Services, LLC was formerly known as Ventiv Commercial Services, LLC, Ventiv Pharma Services, LLC, and Ventiv Health US. Sales LLC.

Syneos Health has been used as a trade name since January 4, 2018.

inVentiv Commercial Services, LLC has qualified to do business in the State of New Jersey and the State of Texas under the name “inVentiv Commercial, LLC”.

Addison Whitney LLC

Addison Whitney LLC was formerly known as AW Acquisition LLC.

BioSector 2 LLC

BioSector 2 LLC was formerly known as Sector 2 LLC.

Cadent Medical Communications, LLC

Cadent Medical Communications, LLC was formerly known as S.G. Madison & Associates, LLC.

Cadent Medical Communications, LLC has qualified to do business in the State of Ohio under the name “Cadent Medical Communications”.

Chamberlain Communications Group LLC

Chamberlain Communications Group LLC was formerly known as Chamberlin Communications LLC.

Chandler Chicco Agency, L.L.C.

N/A

738117215 18569090	Schedule III-1	Purchase and Sale Agreement

Gerbig, Snell/Weisheimer Advertising, LLC

N/A

Syneos Health Medical Communications, LLC

Syneos Health Medical Communications, LLC was formerly known as inVentiv Medical Communications, LLC and inVentiv Medical Education Group, LLC.

Navicor Group, LLC

N/A

Palio + Ignite, LLC

Palio + Ignite, LLC was formerly known as Palio Communications, LLC.

The Selva Group, LLC

N/A

Syneos Health Communications, Inc.

Syneos Health Communications, Inc. was formerly known as inVentiv Health Communications, Inc, inVentiv Communications, Inc., inChord Communications, Inc., Gerbig, Snell/Weisheimer & Associates, Inc., and Gerbig, Snell, Weisheimer & Associates, Inc.

Syneos Health Communications, Inc. has qualified to do business in the state of New York under the name “inVentiv Communications, Inc.”

Taylor Strategy Partners, LLC

Taylor Strategy Partners, LLC was formerly known as Taylor Search Partners, LLC

738117215 18569090	Schedule III-2	Purchase and Sale Agreement

Schedule IV

NOTICE ADDRESSES

If to Syneos Health, LLC:

Syneos Health, LLC

c/o Syneos Health, Inc.

1030 Sync Street

Morrisville, NC 27560

Attention:  General Counsel

with a copy to:

Latham & Watkins LLP

885 3rd Avenue

New York, NY 10022-4834

Attention:  Graeme Smyth, Esq.

If to inVentiv Commercial Services, LLC:

inVentiv Commercial Services, LLC

c/o Syneos Health, Inc.

1030 Sync Street

Morrisville, NC 27560

Attention:  General Counsel

with a copy to:

Latham & Watkins LLP

885 3rd Avenue

New York, NY 10022-4834

Attention:  Graeme Smyth, Esq.

If to Addison Whitney LLC:

Addison Whitney LLC

c/o Syneos Health, Inc.

1030 Sync Street

Morrisville, NC 27560

Attention:  General Counsel

with a copy to:

Latham & Watkins LLP

885 3rd Avenue

New York, NY 10022-4834

Attention:  Graeme Smyth, Esq.

738117215 18569090	Schedule IV-1

If to BioSector 2 LLC:

BioSector 2 LLC

c/o Syneos Health, Inc.

1030 Sync Street

Morrisville, NC 27560

Attention:  General Counsel

with a copy to:

Latham & Watkins LLP

885 3rd Avenue

New York, NY 10022-4834

Attention:  Graeme Smyth, Esq.

If to Cadent Medical Communications, LLC :

Cadent Medical Communications, LLC

c/o Syneos Health, Inc.

1030 Sync Street

Morrisville, NC 27560

Attention:  General Counsel

with a copy to:

Latham & Watkins LLP

885 3rd Avenue

New York, NY 10022-4834

Attention:  Graeme Smyth, Esq.

If to Chamberlain Communications Group LLC :

Chamberlain Communications Group LLC

c/o Syneos Health, Inc.

1030 Sync Street

Morrisville, NC 27560

Attention:  General Counsel

with a copy to:

Latham & Watkins LLP

885 3rd Avenue

New York, NY 10022-4834

Attention:  Graeme Smyth, Esq.

738117215 18569090	Schedule IV-2

If to Chandler Chicco Agency, L.L.C.:

Chandler Chicco Agency, L.L.C.

c/o Syneos Health, Inc.

1030 Sync Street

Morrisville, NC 27560

Attention:  General Counsel

with a copy to:

Latham & Watkins LLP

885 3rd Avenue

New York, NY 10022-4834

Attention:  Graeme Smyth, Esq.

If to Gerbig, Snell/Weisheimer Advertising, LLC:

Gerbig, Snell/Weisheimer Advertising, LLC

c/o Syneos Health, Inc.

1030 Sync Street

Morrisville, NC 27560

Attention:  General Counsel

with a copy to:

Latham & Watkins LLP

885 3rd Avenue

New York, NY 10022-4834

Attention:  Graeme Smyth, Esq.

If to Syneos Health Medical Communications LLC:

Syneos Health Medical Communications LLC

c/o Syneos Health, Inc.

1030 Sync Street

Morrisville, NC 27560

Attention:  General Counsel

with a copy to:

Latham & Watkins LLP

885 3rd Avenue

New York, NY 10022-4834

Attention:  Graeme Smyth, Esq.

738117215 18569090	Schedule IV-3

If to Navicor Group, LLC:

Navicor Group, LLC

c/o Syneos Health, Inc.

1030 Sync Street

Morrisville, NC 27560

Attention:  General Counsel

with a copy to:

Latham & Watkins LLP

885 3rd Avenue

New York, NY 10022-4834

Attention:  Graeme Smyth, Esq.

If to Palio + Ignite, LLC:

Palio + Ignite, LLC

c/o Syneos Health, Inc.

1030 Sync Street

Morrisville, NC 27560

Attention:  General Counsel

with a copy to:

Latham & Watkins LLP

885 3rd Avenue

New York, NY 10022-4834

Attention:  Graeme Smyth, Esq.

If to The Selva Group, LLC:

The Selva Group, LLC

c/o Syneos Health, Inc.

1030 Sync Street

Morrisville, NC 27560

Attention:  General Counsel

with a copy to:

Latham & Watkins LLP

885 3rd Avenue

New York, NY 10022-4834

Attention:  Graeme Smyth, Esq.

738117215 18569090	Schedule IV-4

If to Syneos Health Communications, Inc.:

Syneos Health Communications, Inc.

c/o Syneos Health, Inc.

1030 Sync Street

Morrisville, NC 27560

Attention:  General Counsel

with a copy to:

Latham & Watkins LLP

885 3rd Avenue

New York, NY 10022-4834

Attention:  Graeme Smyth, Esq.

If to Taylor Strategy Partners, LLC:

Taylor Strategy Partners, LLC

c/o Syneos Health, Inc.

1030 Sync Street

Morrisville, NC 27560

Attention:  General Counsel

with a copy to:

Latham & Watkins LLP

885 3rd Avenue

New York, NY 10022-4834

Attention:  Graeme Smyth, Esq.

738117215 18569090	Schedule IV-5